UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):     October 19, 2005
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                                   Team, Inc.
               (Exact Name of Registrant as Specified in Charter)


Texas                                  001-08604                   74-1765729
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                           Identification No.)


                      200 Hermann Drive, Alvin, Texas 77512
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              (Address of Principal Executive Offices and Zip Code)


Registrant's telephone number, including area code:   (281) 331-6154
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


         Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

         On October 19, 2005, Team, Inc. (the "Company") entered into an agreement settling the pending litigation styled Diamond Shamrock Refining Company, L.P. v. Puffer-Sweiven, Inc. et al in the 36th Judicial District Court of Live Oak County, Texas, Cause number L-05-0093-CV-A. The entire settlement is being funded by the Company's insurance carriers. However, indemnity coverage from the $1 million primary policy remains in dispute in an action styled Team Industrial Services, Inc. v. American Safety Indemnity Company et. al . in the 149th Judicial District Court of Brazoria County, Texas, Cause number 28,400. The Company remains confident that it will prevail in establishing its right to indemnity in that case, having already won its rights to a defense by the carrier in the same matter.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Team, Inc.


                                 By: /s/ Gregory T. Sangalis
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                                     Name: Gregory T. Sangalis
                                     Title:  Senior Vice President - Law &
                                     Administration
Date: October 24, 2005

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